                             LETTER OF TRANSMITTAL
                              TO TENDER SHARES OF
                         COMMON STOCK AND SERIES A ESOP
                       CONVERTIBLE JUNIOR PREFERRED STOCK
     (including, in each case, the associated Common Stock Purchase Rights)
                                       OF
                                  CONRAIL INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 6, 1996,
                             THE SUPPLEMENT THERETO
                            DATED DECEMBER 19, 1996,
                       AND THE SECOND SUPPLEMENT THERETO
                              DATED MARCH 7, 1997,
                                       BY

                            GREEN ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                                CSX CORPORATION

THE SECOND OFFER HAS BEEN EXTENDED. THE SECOND OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, APRIL 18, 1997, UNLESS THE SECOND OFFER IS FURTHER EXTENDED.

                    The Depositary for the Second Offer is:
                                 CITIBANK, N.A.

             By Hand:                          By Mail:                   By Overnight Carrier:
          Citibank, N.A.                    Citibank, N.A.                    Citibank, N.A.
      Corporate Trust Window       c/o Citicorp Data Distribution,   c/o Citicorp Data Distribution,
    111 Wall Street, 5th Floor                   Inc.                              Inc.
     New York, New York 10043               P.O. Box 7072                    404 Sette Drive
                                      Paramus, New Jersey 07653         Paramus, New Jersey 07652

              Facsimile for Eligible Institutions: (201) 262-3240
                      To confirm fax only: (800) 422-2077

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders of Conrail Inc. either if certificates ("Share Certificates") evidencing shares of common stock, par value $1.00 per share (the "Common Shares"), or shares of Series A ESOP Convertible Junior Preferred Stock, without par value (the "ESOP Preferred Shares" and, together with the Common Shares, the "Shares"), are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in "Procedures for Tendering Shares" of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

     This revised Letter of Transmittal circulated with the Second Supplement, the Letter of Transmittal circulated with the First Supplement (as defined below) or the Letter of Transmittal circulated with the Offer to Purchase is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITORY.

     Holders of Shares will be required to tender one Right (as defined below) for each Share tendered to effect a valid tender of such Share. Until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Second Supplement), a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Second Offer (as defined below) to the Depositary within three New York Stock Exchange, Inc. trading days after the date such certificates are distributed. Purchaser (as defined below) reserves the right to require that it receive such certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Second Offer will be made only after timely receipt by the Depositary of, among other things, such certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Second Offer.

     Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:

    Check Box of Applicable Book-Entry Transfer Facility:

    [ ] The Depository Trust Company
    [ ] Philadelphia Depository Trust Company

    Account Number ____________     Transaction Code Number

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):

    Window Ticket No. (if any):

    Date of Execution of Notice of Guaranteed Delivery:

    Name of Institution which Guaranteed Delivery:

    If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer
    Facility:

    [ ]  The Depository Trust Company
    [ ]  Philadelphia Depository Trust Company

    Account Number ____________     Transaction Code Number

                                  DESCRIPTION OF SHARES TENDERED

                         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                    (PLEASE FILL IN, IF BLANK)


                                 SHARE CERTIFICATE(S) TENDERED
                             (ATTACH ADDITIONAL LIST IF NECESSARY)

                                     TOTAL NUMBER OF SHARES             NUMBER OF SHARES
     CERTIFICATE NUMBER(S)*      REPRESENTED BY CERTIFICATE(S)             TENDERED**
          TOTAL SHARES

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares being delivered to the
   Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Green Acquisition Corp., a Pennsylvania corporation ("Purchaser") and a wholly owned subsidiary of CSX Corporation, a Virginia corporation, the above-described shares of common stock, par value $1.00 per share (the "Common Shares"), or shares of Series A ESOP Convertible Junior Preferred Stock, without par value (the "ESOP Preferred Shares" and, together with the Common Shares, the "Shares"), of Conrail Inc., a Pennsylvania corporation (the "Company"), including, in each case, the associated common stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of July 19, 1989, between the Company and First Chicago Trust Company of New York, as Rights Agent (as amended, the "Rights Agreement"), pursuant to Purchaser's offer to purchase all Shares, including, in each case, the associated Rights, at a price of $115 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 6, 1996 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto, dated December 19, 1996 (the "First Supplement"), and the Second Supplement thereto, dated March 7, 1997 (the "Second Supplement"), receipt of which is hereby acknowledged, and in the related Letters of Transmittal (which, as amended from time to time, together constitute the "Second Offer"). All references herein to Common Shares, ESOP Preferred Shares or Shares includes the associated Rights.

     The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Second Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Second Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Second Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Second Offer (including, if the Second Offer is further extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares or declared, paid or distributed in respect of such Shares on or after December 6, 1996 (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (individually, a "Share Certificate") and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Second Offer.

     If, on or after December 6, 1996, the Company should declare or pay any cash or stock dividend, other than regular quarterly cash dividends, or make any distribution with respect to the Shares that is payable or distributable to stockholders of record on a date prior to the transfer to the name of Purchaser or its nominee or transferee on the Company's stock transfer records of the Shares accepted for payment pursuant to the Second Offer, then, subject to the provisions of Section 14 of the Offer to Purchase, (i) the purchase price per Share payable by Purchaser pursuant to the Second Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) any such non-cash dividend, distribution or right to be received by the tendering shareholder will be received and held by such tendering shareholder for the account of Purchaser and will be required to be promptly remitted and transferred by each such tendering shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance, Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints John W. Snow, Mark G. Aron and Alan A. Rudnick as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Second Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares, Distributions and other securities will, without further action, be revoked, and no subsequent proxies may be given. The individuals named above as proxies will, with respect to the Shares, Distributions and other securities for which the appointment is effective, be empowered (subject to the terms of the Voting Trust Agreement (as defined in the Offer to Purchase) or the Amended Voting Trust Agreement (as defined in the Second Supplement), if applicable, so long as it shall be in effect with respect to the Shares) to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent or otherwise, and Purchaser reserves the right to require that, in order for Shares, Distributions or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Share, Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the First Supplement or the Second Supplement, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Procedures for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Second Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Second Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Second Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the First Supplement or the Second Supplement, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF
                          THIS LETTER OF TRANSMITTAL)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue check and/or certificates to:

Name
                                    (PLEASE PRINT)

Address

------------------------------------------------------
                                   (ZIP CODE)

------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

[ ] Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry
    Transfer Facility account set forth below:

Check appropriate box:

[ ] The Depository Trust Company
[ ] Philadelphia Depository Trust Company

------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7
                         OF THIS LETTER OF TRANSMITTAL)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name
                                    (PLEASE PRINT)

Address

------------------------------------------------------
                                   (ZIP CODE)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date                          , 1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on common or preferred stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

Name(s)
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title)
                     -----------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -------------------------------------------------

Tax Identification or Social Security No.
                                          --------------------------------------
                                       (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

Authorized Signature
                     -----------------------------------------------------------
Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title
     ---------------------------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
                               -------------------------------------------------

Date                          , 1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5. If a Share Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or a Share Certificate not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedures set forth in "Procedures for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in "Procedures for Tendering Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in "Amended Terms of the Second Offer; Expiration Date" of the Second Supplement). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and
(iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Shares" of the Offer to Purchase. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Second Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Second Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal, but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

     9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SECOND SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares and Rights purchased pursuant to the Second Offer may be subject to backup withholding of 31%.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Second Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

--------------------------------------------------------------------------------

  PAYER'S NAME:  CITIBANK, N.A., AS DEPOSITARY

--------------------------------------------------------------------------------
                             PART I -- PLEASE PROVIDE YOUR TIN IN THE  Social Security Number OR
                             BOX AT RIGHT AND CERTIFY BY SIGNING AND   /        /
                             DATING BELOW.
                                                                       Employer Identification Number
                                                                       (If awaiting TIN write "Applied For")
                            --------------------------------------------------------------------------------------------
                             PART II -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein. CERTIFICATION -- Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer
                                  Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal
                                  Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer
                                  Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and
                              (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                            --------------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
                             IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                             (Also see instructions in the enclosed Guidelines.)
                             --------------------------------------------    DATE ________________, 1997
                              SIGNATURE

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE SECOND OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           Questions and requests for assistance or additional copies of the Offer to Purchase, the First Supplement, the Second
                   Supplement, the Letter of Transmittal and
              other tender offer materials may be directed to the
          Information Agent or the Dealer Manager as set forth below:

                 The Information Agent for the Second Offer is:

                                 mackenzie logo

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                  The Dealer Manager for the Second Offer is:

                        WASSERSTEIN PERELLA & CO., INC.

                              31 West 52nd Street
                            New York, New York 10019
                                 Call Collect:
                                 (212) 969-2700
  SUBSTITUTE
  FORM W-9
  DEPARTMENT OF
  THE TREASURY
  INTERNAL
  REVENUE SERVICE
  PAYER'S REQUEST
  FOR TAXPAYER
  IDENTIFICATION
  NUMBER (TIN)